SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 26, 2002


                          BANK UNITED CORP. LITIGATION
                               CONTINGENT PAYMENT
                                  RIGHTS TRUST
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

            On February 26, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference. The full text of the opposition motion filed by the federal government with the U.S. Court of Federal Claims referred to in such press release is attached as Exhibit 99.2 and is hereby incorporated herein by reference. The description of the opposition motion contained in such press release is qualified in its entirety to the full text of such opposition motion.


Item 7. Financial Statements and Exhibits.

            (c)   The following exhibits are filed with this report:

             Exhibit Number                            Description

                  99.1                   Press Release issued February 26, 2002.

                  99.2                   Opposition Motion Filed with the U.S.
                                         Court of Federal Claims on February
                                         22, 2002.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              BANK UNITED CORP. LITIGATION CONTINGENT
                              PAYMENT RIGHTS TRUST


                              By:  /s/ Jonathon K. Heffron
                              Name:  Jonathon K. Heffron
                              Title:  Litigation Trustee

Dated: February 27, 2002


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                                  Exhibit Index

             Exhibit Number                            Description

                  99.1                   Press Release issued February 26, 2002.

                  99.2                   Opposition Motion Filed with the U.S.
                                         Court of Federal Claims on February
                                         22, 2002.